Exhibit 10.1

Confidential treatment requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2. The confidential portions of this exhibit have been omitted and are marked accordingly. The confidential portions have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.	EXECUTION COPY

AMENDMENT TO
AMENDED AND RESTATED AGREEMENT

This AMENDMENT TO AMENDED AND RESTATED AGREEMENT is made as of the 31st day of March, 2012 (this “Amendment”) by and between <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> and ADVANCE BIOFACTURES CORPORATION AND ITS AFFILIATES, 35 Wilbur Street, Lynbrook, NY 11563 (collectively, the “Company”).

RECITALS

WHEREAS, <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> and the Company are parties to that certain Amended and Restated Agreement, dated as of August 27, 2008 (the “Agreement”); and

WHEREAS, <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> and the Company desire to amend the Agreement pursuant to the terms, provisions, covenants and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual promises hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

I.           Recitals. The recitals set forth above are incorporated herein by this reference with the same force and effect as if fully set forth hereinafter.

II.          Changes to the Agreement. Section 4 of the Agreement is hereby deleted in its entirety and replaced with the following:

4.	Compensation:

a.

<OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION> shall receive from the Company in consideration of services to be rendered and rights granted hereunder the following compensation whether or not the Company has terminated his engagement prior thereto: <OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION>.

b.	<OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION>.

EXECUTION COPY

c.	<OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION>.

III.         Construction Principles. The terms and conditions of this Amendment shall amend, supersede, replace, govern and control over any conflicting or inconsistent terms and conditions in the Agreement, but except as modified in this Amendment, all other terms and conditions of the Agreement shall remain unmodified and in full force and effect and are hereby ratified and reaffirmed by each of the undersigned parties. Unless otherwise defined in this Amendment, all capitalized terms shall have the same meanings as provided in the Agreement.

IV.          Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any otherwise applicable principles of conflicts of laws.

V.          Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. Receipt by facsimile or electronic mail message of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

[Signatures appear on the following page]

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

IN WITNESS WHEREOF, the parties have executed or caused this Amendment to Amended and Restated Agreement to be executed by their respective officers thereunto duly authorized, as applicable, effective as of the date first above written.

<OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND
EXCHANGE COMMISSION>

Advance Biofactures Corporation

By: ___________________________
Name: Thomas L. Wegman
Title: President